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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): November 15, 2005

                             BLUE COAT SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   000-28139               91-1715963
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2005, Blue Coat Systems, Inc. (the "Company") issued a press release announcing the Company's financial results for its second quarter ended October 31, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

99.1 Press Release of Blue Coat Systems, Inc., dated November 15, 2005, announcing the Company's financial results for the second quarter ended October 31, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BLUE COAT SYSTEMS, INC.


DATE:  November 15, 2005                           By:  /s/  Kevin S. Royal
                                                        ------------------------
                                                        Kevin S. Royal
                                                        Senior Vice President,
                                                        Chief Financial Officer
                                                        (Principal Financial and
                                                        Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit Number      Description
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     99.1           Press Release of Blue Coat Systems, Inc., dated
                    November 15, 2005.